Segment Information	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
Segment Information	Segment Information
The Company operates as one segment that includes all of Aon’s continuing operations, which as a global professional services firm provides advice and solutions to clients focused on risk, retirement, and health through five revenue lines which make up its principal products and services. The Chief Operating Decision Maker (the “CODM”) assesses the performance of the Company and allocates resources based on one segment: Aon United.
The Company’s reportable operating segment has been determined using a management approach, which is consistent with the basis and manner in which Aon’s CODM uses financial information for the purposes of allocating resources and evaluating performance. The CODM assesses performance and allocates resources based on total Aon results against its key four metrics, including organic revenue growth, expense discipline, and collaborative behaviors that maximize value for Aon and its shareholders, regardless of which revenue line it benefits.
As Aon operates as one segment, segment profit or loss is consistent with consolidated reporting as disclosed in the Consolidated Statements of Income. Refer to Note 3 “Revenue from Contracts with Customers” for further information on revenue by principal service line.
Consolidated long-lived assets, net by geographic area are as follows (in millions):

Years ended December 31	Total	United States	Americas other than U.S.	United Kingdom	Europe, Middle East, & Africa	Asia Pacific
2019(1)	$1,550	$686	$145	$225	$319	$175
2018	$588	$288	$44	$58	$101	$97

(1)
In the first quarter of 2019, Aon adopted new accounting guidance related to the treatment of leases which was applied under the modified retrospective approach. Refer to Note 2 “Summary of Significant Accounting Principles and Practices” for further information.